SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant Sec.240.14a-12

                         PRIMECORE MORTGAGE TRUST, INC.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
                    (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)


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

                         Primecore Mortgage Trust, Inc.

                                99 El Camino Real
                                 Menlo Park, CA
                                 (650) 328-3060

                       ----------------------------------

                    Notice of Annual Meeting of Shareholders

To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Primecore Mortgage Trust, Inc., a Maryland corporation (the "Company"), to be held on Thursday, May 31, 2001, at 10:00 a.m., Pacific Daylight Time, at The Stanford Park Hotel, 100 El Camino Real, Menlo Park, California, for the following purposes:

1. The election of one Class II Director to serve until the Company's Annual Meeting of Shareholders to be held in 2003 or until such director's successor is elected and qualified, and the election of three other Directors, who were appointed by the Board of Directors since the last annual meeting of shareholders, for their respective remaining terms of office or until their successors are elected and qualified;

2. Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

3. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         A proxy statement describing the matters to be considered at the 2001 Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on March 31, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

         Management desires to have a maximum representation of shareholders at the Annual Meeting. Only shareholders entitled to notice and to vote, and other invited guests of the Company, shall attend. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                         By Order of the Board of Directors


Menlo Park, California                   Ben Hamburg
May 1, 2001                              Secretary



               ---------------------------------------------------
               | YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN | | TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, | | SIGN AND DATE THE ENCLOSED PROXY, AND PROMPTLY | | RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. |
               ---------------------------------------------------

                         Primecore Mortgage Trust, Inc.

                                99 El Camino Real
                                 Menlo Park, CA
                                 (650) 328-3060

                                 Proxy Statement
                         Annual Meeting of Shareholders
                             To Be Held May 31, 2001



GENERAL INFORMATION

The Board of Directors of Primecore Mortgage Trust, Inc., a Maryland corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on May 31, 2001 at 10:00 a.m., Pacific Daylight Time, at The Stanford Park Hotel, 100 El Camino Real, Menlo Park, California, and at any adjournment or postponement thereof. This proxy statement, the accompanying proxy and the notice of annual meeting are being provided to shareholders beginning on or about May 1, 2001.

Voting of Proxies

Shares of the common stock and Class A Convertible preferred stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as directors, and FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 2001.

In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the shareholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the annual meeting by a vote of shareholders, the persons named in the enclosed form of proxy will vote all shares of stock for which they have voting authority in favor of such adjournment.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, Primecore Mortgage Trust, Inc. has not received any shareholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Voting Rights

Holders of shares of Primecore Mortgage Trust, Inc.'s common stock and Class A Convertible preferred stock, par value $0.01 per share, at the close of business on March 31, 2001, the record date, are entitled to notice of, and to vote at, the annual meeting. On that date, 21,037,719 shares of Class A Convertible preferred stock and one hundred (100) shares of common stock were outstanding. Each share of common stock and Class A Convertible preferred stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of a director, and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the annual meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted.

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by Primecore Mortgage Trust, Inc. Proxy solicitations will be made by mail. They also may be made by personal interview, telephone, facsimile transmission and telegram. Primecore Mortgage Trust, Inc. does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000.00, plus reasonable out-of-pocket expenses.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Company's Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Additional Materials

A Notice of Meeting and a form of Proxy are included with the mailing of this proxy statement. A copy of the Company's combined Annual Report to Shareholders and Form 10-K Annual Report filed with the Securities Exchange Commission on March 30, 2001, which includes our audited financial statements for the year ended December 31, 2000, also is included with the mailing of this proxy statement. The combined Annual Report to Shareholders and Form 10-K Annual Report is not to be considered a part of these proxy solicitation materials. An additional copy of the Form 10-K Annual Report, including exhibits, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Eric Hanke, Primecore, 99 El Camino Real, Menlo Park, CA 94025 or by calling Mr. Hanke at (650) 328-3060.

ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five members. The Board is divided into three classes, each having a three-year term, designated Class I (two directors), Class II (one director) and Class III (two directors), with one class standing for election at the annual meeting of shareholders each year. In addition, where there has been a vacancy on the Board of Directors due to resignation or removal or due to an increase in the size of the Board, a majority of the Board of Directors shall elect the person to fill the vacancy, provided that such person shall hold office until the next annual meeting of shareholders. At this year's annual meeting, one Class II Director is to be elected. The nominee for Class II Director is set forth below. In addition, one Class I and two Class III Directors who were elected by the Board to fill vacancies arising since the 2000 annual meeting are to be elected for the remainder of the terms applicable to such classes. The nominees for Class I and III Directors are set forth below. The proxy holder intends to vote all proxies received by the proxy holder in the accompanying form of proxy FOR all of the nominees for Director listed below unless otherwise specified by the shareholder. In the event any nominee is unable or declines to serve as a Director at the time of the annual meeting, the proxies for such nominee will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holder intends to vote all proxies received for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as Director. The nominees listed below already serve as Directors of Primecore Mortgage Trust, Inc.

The election to the Board of Directors of the nominees identified in the proxy statement will require the affirmative vote of a plurality of the outstanding shares of Class A Convertible preferred stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that shareholders vote "FOR" the nominees identified below.

Nominees to Board of Directors

     Name                      Position with Primecore Mortgage Trust, Inc.
     ----                      --------------------------------------------

     Susan Fox                 Director and President
     William E. Whitlow        Chairman of the Board and Chief Executive Officer
     Robert Puette             Director
     James Barrington          Director

Class II Nominee - Term Expiring 2004

Susan Fox, age 44, is a co-founder,  director and president of the Company.
Ms. Fox is also a director, President and sole shareholder of our manager, Primecore Funding Group, Inc., Primecore Properties, Inc., and Eprime, Inc., and is the sole member of 99 Investors LLC and 99 El Camino Partners LLC. Ms. Fox's term of office as a director expires in 2001. Ms. Fox has been involved in real estate development and construction lending for over twenty years. In 1993, Ms. Fox became a consultant, then employee and President of Jim Ward & Associates, Inc. Ms. Fox was responsible for dealing with substantial loan workout situations relating to loans made prior to her retention by Jim Ward & Associates. Since 1996, Ms. Fox has been the President of Primecore Funding Group, Inc., which she formed with Michael Heren. Ms. Fox has overall management responsibility and primary responsibility for loan underwriting and managing the loan portfolio.

Class III Nominees - Term Expiring 2002

William Whitlow, age 47, is Chairman of the Board of Directors of the Company, and is Chief Operating Officer of Primecore Funding Group, Inc. The Board of Directors appointed Mr. Whitlow to the Board on September 29, 2000, and the term of office to which he was elected expires in 2002. Mr. Whitlow received a Masters of Management from the J. L. Kellogg Graduate School of Management at Northwestern University, and a Masters of Architecture from the University of Illinois. Prior to joining Primecore, Mr. Whitlow was Managing Director of Arthur Andersen's Western Region Real Estate Capital Markets Group based in San Francisco. He was responsible for strategic capital markets consulting, private placements of debt and equity, portfolio and company sales, and mergers and acquisitions. Prior to joining Arthur Andersen, Mr. Whitlow was a Director of PricewaterhouseCoopers' Real Estate Capital Markets Group, operated his own real estate firm, Alliance Management, was a Vice President at Pacific Gateway Properties, where he directed the strategic management and repositioning of the company's real estate portfolio, and was with Aetna Realty Investors, where he held various positions over a nine-year period, performing loan production, asset management and dispositions services. Mr. Whitlow is a member of the Urban Land Institute, PREA, and the National Association of Real Estate Investment Trusts.

Robert Puette, 58, was appointed, on March 1, 2001, to fill a newly created director position, with a term of office expiring in 2002. Mr. Puette formerly served as an advisory director to the Company. Between 1997 and 2000, Mr. Puette was the President, Chief Executive Officer, and member of the Board of Directors of Centigram Communications Corporation, a publicly held communications technology company headquartered in San Jose, California. Prior to his position at Centigram, Mr. Puette served as President, CEO and Chairman of the Board of Directors at NetFRAME Systems, a high-availability computer server company from 1995 to 1997, and from 1990 to 1993, Mr. Puette served as President of Apple USA. Prior to 1990, Mr. Puette served as a group general manager of Hewlett-Packard Company. Mr. Puette is also on the Board of Quality Semiconductor Corporation and is a former director of Cisco Systems, Inc. Mr. Puette holds a BSEE degree from Northwestern University and a MSDR degree from Stanford University.

Class I Nominee - Term Expiring 2003

James Barrington, 59, was appointed, on March 1, 2001, to fill a newly created director position, with a term of office expiring in 2003. Mr. Barrington formerly served as an advisory director to the Company. From 1965 to 1999, Mr. Barrington was with Arthur Andersen LLP, serving primarily as an audit and business advisory partner. Mr. Barrington retired from Arthur Andersen LLP on August 31, 1999, and has been retired but doing limited consulting work since that time for BF Enterprises, a public real estate holding and development company. Mr. Barrington formerly was a member of the board of directors of Resource Phoenix.Com, an online provider of financial and management reporting and record keeping services which has been liquidated. Mr. Barrington received a B.S. in accounting from San Jose State University and a M.B.A. from the University of California at Berkeley.

Class I Director - Term Expiring 2003 (Not Subject to Vote At 2001 Meeting)

Michael Rider, age 38, is a co-founder, director, treasurer and Chief Financial Officer of the Company. Mr. Rider's term of office as a director expires in 2003. Mr. Rider is a Certified Public Accountant. Mr. Rider was controller, then Chief Financial Officer for The Plymouth Group and its successor, TPG Development Corporation, a San Francisco Bay Area real estate development company from 1991 until 1998. Since July 1998, he has served as Chief Financial Officer of Primecore Funding Group, Inc. He is also the Chief Financial Officer for our affiliates: Eprime, Inc., Primecore Properties, Inc., and 99 Investors, LLC.

Directors' Meetings and Committees

The Board of Directors has not established standing audit, nominating or compensation committees or committees performing similar functions. During 2000, there were six meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board of Directors and the committees of which they were members.

Compensation of Directors

None of the directors of the Company who also serve as executive officers or employees of our affiliates receives any separate compensation for service on our Board of Directors or on any Board committee. Although all directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors, to date, no director has requested compensation for out of pocket expenses. Messrs. Puette and Barrington, who are not employed by our affiliates or us, receive annual compensation totaling $50,000 combined. Our charter obligates us to indemnify our directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by Maryland law. The Maryland General Corporation Law, the "Maryland GCL", permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was a result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Officers of Primecore Mortgage Trust, Inc.

Our executive officers and senior officers and their positions are:

          Name                             Position
          ----                             --------

          Susan Fox                        President
          William Whitlow                  Chief Executive Officer
          Michael Rider                    Treasurer and Chief Financial Officer
          Ben Hamburg                      Secretary

Executive officers are appointed by the Board of Directors, serve at the Board's pleasure and may be removed from office at any time without cause. There are no family relationships among the directors and officers. None of the executive officers of the Company receive compensation from us for their services. All are paid directly by our manager as part of and not in addition to the management fee. The management fee is discussed below. We do not have a stock option or deferred compensation plan.

Beneficial Ownership of Capital Stock by Large Securityholders

All of our common stock is owned by directors as discussed in the next section. No person beneficially owns more than 5% of Class A Convertible Preferred stock.

Beneficial Ownership of Capital Stock by Directors and Management

The following table presents information regarding the beneficial ownership of our capital stock as of February 28, 2001 of: (1) each of our directors and executive officers; and (2) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                    Number             Percent
  Title of Class            Beneficial Owner        of Shares          of Class
                            ----------------        ---------          --------

 Class A
   Convertible Preferred      Susan Fox              22,500                *
                              Michael Rider           5,000                *
                              Robert Puette         404,349 **            2.1
                                                  -------------    -------------

                              Total                 431,686               2.1
                                                  =============    =============

   Common                     William Whitlow            40                40
                              Susan Fox                  40                40
                              Michael Rider              20                20
                                                  =============    =============

                              Total                     100               100
                                                  =============    =============

* Less than one percent of our outstanding capital stock
**Mr. Puette also has invested in a Series B Note issued by the Company, which has been partially repaid, and has received interest on such note.

Section 16(a) Beneficial Ownership Reporting Compliance

Ms. Fox and Mr. Rider were directors and officers of the Company throughout 2000. Mr. Whitlow became a director in September 2000. Until October 2000, Michael Heren was a director and an officer of the Company. Because no person has ever owned more than 10% of the outstanding Class A Convertible Preferred stock, only the Company's officers and directors have been required to report under Section 16(a) of the Securities Exchange Act of 1934. Ms. Fox and Messrs. Rider and Heren should have filed statements of beneficial ownership on SEC Form 3 respecting their ownership of common stock and Class A Convertible Preferred stock during 2000 when the Class A Convertible Preferred stock became registered during 2000 under Section 12 of the 1934 Act. Mr. Whitlow and Mr. Puette should have done so within 10 days of becoming a director. A Form 5 will be filed by each of Ms. Fox and Messrs. Whitlow, Rider, Puette and Barrington prior to February 2002.

Transactions Involving Management

Management Agreement and Fees

Pursuant to a management agreement dated October 1, 2000, Primecore Funding Group, Inc., an affiliate, receives a management fee of .25% per month effective January 1, 2001, or 3% per annum, of the total amount of our interest in the face amount of the notes which evidence the outstanding mortgage loan portfolio balance, as calculated by the manager and payable on the last day of each month. In consideration therefor, Primecore Funding Group, Inc. manages all of our business, subject to direction from our Board of Directors. Out of the management fees it receives, our manager bears virtually all of the operating expenses of the Company. Such expenses include compensation and other employment costs of the manager to manage our loan portfolio, the costs associated with office space and equipment and all other expenses incurred in day-to-day operations. In addition, our manager may pay out of its management fees costs related to obtaining and retaining holders of our securities. We pay directly some Company-related expenses such as legal and accounting fees and costs of the annual meeting and proxy solicitation.

For the twelve months ended December 31, 2000, we paid our manager management fees of $10,967,249. The management agreement has a term of three years from January 1, 2001. The agreement is renewed automatically for successive one-year periods unless we deliver a timely notice of non-renewal. Upon non-renewal of the agreement without cause, a termination fee will be payable to the manager in an amount equal to the greater of (1) the fair value of the agreement as established by an independent appraiser, or (2) 10% of the total loan commitments in our mortgage loan portfolio. In addition, we have the right to end the agreement at any time upon the happening of specified events, after notice and an opportunity to cure, including a material breach by the manager of any provision contained in the agreement. Upon termination for cause, no termination fee will be payable to the manager.

We have agreed to indemnify the manager's directors, officers, shareholders and employees for all expenses, losses, damages, liabilities, demands, charges and claims arising from any acts or omissions of the manager made in good faith in the performance of its duties under the management agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

Affiliates

We have other affiliates, which are entities with whom we share common officers and some common directors, but which have their own business purposes. The following is a list of other affiliates:

Primecore Properties, Inc. is a California corporation, incorporated in 1997. Ms. Fox is its sole shareholder and one of its directors. Primecore Properties, Inc. is licensed by the California Department of Real Estate as a real estate corporation. Theresa May Couture is licensed as an individual real estate broker and is the designated broker-officer of Primecore Properties, Inc. Primecore Properties, Inc. provides services to us for activities that require a California real estate broker license, through an agreement with our manager. Primecore Properties, Inc. does not receive any compensation from us.

Eprime, Inc. is a California corporation, incorporated in 2000. Ms. Fox is the sole shareholder and director. She is the president and secretary, and Mr. Rider is the chief financial officer. Eprime, Inc. does not have any employees, does not provide any services to us and does not receive any compensation from us.

99 Investors, LLC, a California limited liability company, was formed in 1996. Ms. Fox is its sole member. It does not have any employees, does not perform any services for us and does not receive any compensation from us.

99 El Camino Partners, LLC, a California limited liability company, was formed in 1996. Ms. Fox is its sole member. The partnership has no employees, does not provide any services to us and does not receive any compensation from us. 99 El Camino Partners owns the property at 99 El Camino Real, Menlo Park, California, our principal place of business and that of our affiliates.

Because of our policy not to take title to real property through foreclosure or otherwise, we have previously relied on two of our affiliates, 99 Investors LLC and 99 El Camino Partners, LLC, to assume defaulted loans. Our affiliates bear the risk of loss on the assumed loans, but they also will receive the benefit of any profits to be realized from the successful development and ultimate sale of the completed properties. Also, on occasion, we may decide to make new loans to affiliates. While these loans are subject to the same underwriting criteria as any other loan, and have generally been made on equivalent, if not superior terms for the Company, as compared with loans made to other borrowers, decisions are made, in part, by interested persons. As with other loans made to unaffiliated borrowers, due to changes in the scope of construction and general cost increases during development of a project, additional funds may be needed to complete a project. As with other loans, we will grant an additional extension of credit if our management believes repayment of the increased extension of credit is adequately secured. In the case of an affiliate, the principals of the affiliates, who are also our management and members of our board, will be involved in making the decision on our behalf, creating a conflict of interest. Also, in the event of a default on an affiliate loan, there would be a conflict of interest in connection with decisions on how to proceed.

Legal Proceedings

Neither Primecore Mortgage Trust, Inc. nor any nominee for director is a party to any legal or regulatory proceedings that we expect to have any material, adverse impact on the Company.

In February 1999, prior to our formation, Primecore Funding Group, Inc. and its designated broker-officer, Michael Heren, were the subjects of a proceeding filed by a deputy real estate commissioner of the California Department of Real Estate. The proceeding involved matters occurring prior to formation of the Company, and was the impetus for formation of the Company. None of the matters in the proceeding involved the Company or any actions taken on behalf of the Company.

In July 1999, an administrative law judge conducted a hearing in connection with the proceeding, at which it was determined that no investor or borrower had ever lost money, and that Primecore Funding Group, Inc. was financially sound. The administrative law judge found that there had been no diversion of any investor funds, nor any dishonesty in dealings with investors or borrowers. The judge further found that all investor funds were accounted for and stayed in the business for the benefit of investors. In addition, the judge noted Primecore Funding Group, Inc.'s full cooperation with the Department of Real Estate, including its formation of the Company for the purpose of ensuring future compliance with applicable record-keeping rules and regulations. As a result of these findings, the judge decided that it would not be against the public interest to permit Mr. Heren and Primecore Funding Group, Inc. to continue to hold real estate broker licenses subject to restrictions for three years. The restrictions required Primecore Funding Group to comply with real estate regulations in the future, and also provided for periodic reporting and completion of a continuing real estate education program. The Real Estate Commissioner, Mr. Heren and Primecore Funding Group, Inc. accepted the recommendations.

On April 27, 2000, the Department of Real Estate initiated another proceeding against Primecore Funding Group, Inc. and Mr. Heren, as its designated broker-officer, that alleged mostly technical violations relating to the deeds of trust that had not been transferred to the Company. In addition, it was claimed that Ms. Fox, had, in the course of her duties as President of Primecore Funding Group, Inc., performed acts requiring a real estate license. Ms. Fox's activities were identical to those conducted at the time of the first proceeding, and had never before been questioned by the Department of Real Estate.

In August 2000, a hearing was held before the same administrative law judge who had heard the first proceeding. By such time, Ms. Fox had already become a licensed real estate salesperson. Again, it was undisputed that no investor or borrower had ever lost money, and again there was no dispute that Primecore Funding Group, Inc. was financially sound. The administrative law judge specifically found that the violations were mostly technical and unintentional, were mainly due to the transition to a REIT format, and were promptly corrected when brought to the attention of management, with special attention being given to protecting investors from any loss. Again, the administrative law judge specifically found that there was no evidence of any dishonesty. The judge recommended, and the Real Estate Commissioner agreed, that restricted licenses should continue to be available to Primecore Funding Group, Inc., Mr. Heren and Ms. Fox, with restrictions similar to those noted above with respect to the first accusation. In addition, the Commissioner suspended the restricted licenses for a 45-day period beginning December 28, 2000 and ending on or about February 13, 2001. The suspensions and license restrictions did not and do not have any impact on the Company or its ability to do business. On February 1, 2001, Ms. Fox filed an appeal of the Commissioner's decision claiming, among other things, that the decision is not supported by the evidence and is inconsistent with the law, especially since the Department of Real Estate had been aware of Ms. Fox's activities and never before raised any complaint. The matter is presently pending.

In light of the creation of the Company, we do not anticipate that our manager will experience any future issues with the Department of Real Estate or any other regulatory body.

ITEM 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the accounting firm of Arthur Andersen LLP to audit Primecore Mortgage Trust, Inc.'s financial statements for, and otherwise act as the independent certified public accountants with respect to, the year ending December 31, 2001. The Board of Director's selection of Arthur Andersen LLP for the current fiscal year is being presented to shareholders for ratification at the annual meeting. To Primecore Mortgage Trust, Inc.'s knowledge, neither Arthur Andersen LLP nor any of its partners has any direct financial interest or any material indirect financial interest in Primecore Mortgage Trust, Inc., or has had any connection since the inception of Primecore Mortgage Trust, Inc. in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Arthur Andersen LLP will be present at the annual meeting, and will be afforded the opportunity, if desired, to make a statement, and will be available to respond to appropriate questions that may come before the annual meeting.

Audit Fees

The aggregate fees and expenses billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's financial statements for the year 2000 amounted to $198,945.

Financial Information Systems Design and Implementation Fees

The aggregate fees and expenses billed by Arthur Andersen LLP for professional information technology services rendered to the Company in the year 2000 relating to financial information systems design and implementation amounted to $322,279.

All Other Fees

The aggregate fees and expenses billed by Arthur Andersen LLP for professional services in the year 2000 other than those described above amounted to $67,700.

The Board of Directors considered whether the provision of non-audit professional services by Arthur Andersen to the Company is compatible with maintaining their independence, and found that the non-audit services did not in any way impair the independence of Arthur Andersen or its audits.

The Board of Directors recommends that the shareholders vote "FOR" the proposal to select Arthur Andersen LLP as independent certified public accountants.

OTHER BUSINESS

The Board of Directors knows of no other matters, which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

SHAREHOLDER PROPOSALS -2002 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming shareholder's meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 2002 annual meeting of shareholders must be received at Primecore Mortgage Trust, Inc.'s offices on or before January 15, 2002, in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting. In addition, the Primecore Mortgage Trust, Inc. Bylaws provide that any shareholder wishing to bring any matter before the annual meeting must deliver notice to the Secretary at the principal executive offices of the Company not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting.


                                      BY ORDER OF THE BOARD OF DIRECTORS
Menlo Park, California
May 1, 2001


                                      Ben Hamburg
                                      Secretary

                                                                      APPENDIX 1

                         Primecore Mortgage Trust, Inc.

                                 Revocable Proxy

               For Annual Meeting of Shareholders on May 31, 2001
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned appoints Ben Hamburg with full powers of substitution, to act as attorney and proxy for the undersigned to vote, as designated on this proxy, all shares of the Common Stock and the Class A Convertible Preferred Stock of Primecore Mortgage Trust, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at The Stanford Park Hotel, 100 El Camino Real, Menlo Park, California, on May 31, 2001 at 10:00 a.m., Pacific Daylight Time, and at any and all adjournments, in the manner indicated and in his discretion on any other business which may properly come before the meeting.

            THE BOARD RECOMMENDS A VOTE FOR EACH OF THE LISTED ITEMS

Item 1 - ELECTION OF DIRECTOR--The Board recommends a vote FOR election of the following nominees: (1) Susan Fox; (2) William E. Whitlow; (3) Robert Puette; (4) James Barrington.

                   / /           FOR All Nominees

                   / /           WITHHOLD All Nominees

                   / /           WITHOLD authority to vote for any
                                 individual nominee
                                 Write number(s) of nominee(s):_________________



Item 2 - RATIFICATION OF Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 2001.

                FOR              AGAINST             ABSTAIN
                / /                / /                 / /


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. THIS PROXY WILL BE VOTED BY THE INDIVIDUAL NAMED IN THIS PROXY IN HIS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.



                                        Dated: May    , 2001
                                                   ----

---------------------------------       ---------------------------------
Print Name                              Signature


---------------------------------       ---------------------------------
Print Name                              Signature

                                        (Please sign exactly as name appears on
                                        stock  certificate.  Where stock is
                                        registered  jointly,  all owners must
                                        sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

                                        Please  complete,  sign and date this
                                        proxy and  return it in the  enclosed
                                        envelope.

                                                                      APPENDIX 2

May 1, 2001

Dear Shareholders:

The year 2000 will be remembered as one of the most interesting and exciting years in our nation's history. Millenium celebrations, record stocks market highs and devastating lows, a breathtakingly close presidential election, highlight just a few of the more memorable events. 2000 was also an exhilarating year for Primecore Mortgage Trust, Inc.

During the year, Primecore increased its loan funding commitments by 23.2% to $436 million. July 2000 was particularly noteworthy to us, when we increased our monthly dividends to shareholders from 11.3% to 11.5% per annum and registered our preferred stock under the Securities and Exchange Act of 1934. Accordingly, we have been filing audited financial reports with the Securities and Exchange Commission since then. Further, we secured a significantly larger line of credit in September from First Bank, to facilitate our cash management.

We expanded our Board of Directors to include two outside directors, James Barrington, a former partner with the national accounting firm of Arthur Andersen LLP, and Robert Puette, a Primecore shareholder and successful businessman. We appointed Bill Whitlow, formerly Managing Director of Arthur Andersen's Real Estate Capital Markets group, Chairman of the Board of Directors, and bid farewell to Mike Heren, who decided to pursue new interests. To better serve our shareholders, Primecore Funding Group added Ben Hamburg as General Counsel and Eric Hanke as Director of Investor Relations. Mr. Hamburg had long been our outside counsel as partner with Freeland Cooper and Hamburg. We also retained the law firm of Derenthal & Dannhauser, noted securities law specialists, as our new securities counsel.

 Amid this flurry of events, our manager implemented a state of the art accounting and information management system to enhance data access and better manage current and anticipated growth in our loan portfolio and shareholder base. As the year 2000 drew to a close, we completed the development of Primecore's 3-year strategic growth and operating plan. We expect implementation of our new plan to serve as a definitive tool to facilitate the purposeful continuation of Primecore's growth and prosperity.

After a brief pause to celebrate the New Year, we began 2001 by implementing the foundational components of our 3-year strategic plan. To meet the SEC requirements that govern the capital raising efforts of REITs and other public companies, new agreements were created and executed with those intermediaries assisting us to raise capital. Our Private Placement Memorandum was also significantly updated and has begun to be re-issued as of March 8th. Finally, after many months of planning, design and execution, Primecore's new website was successfully completed and is now accessible at www.primecore.com.

While the year 2001 has begun with tremendous uncertainty and volatility on Wall Street, we see tremendous opportunity for continued growth in Primecore. As ambiguity and volatility reverberate throughout the economy, here at Primecore, unlike many new economy companies, our future is not dependent on revenue from "banner ads" on a website, or from high-tech products sold in over-saturated markets. Our investment capital is prudently invested in new homes that continue to be in high demand and low supply, and secured by deeds of trust on quality real estate.

Yet, we are not turning a blind eye to the impact of the current economic climate. We concur with the prevailing attitude of "cautious optimism" expressed by the leading industry experts regarding the residential real estate sector on a national, regional and local basis. Using the experience of our manager and its affiliates, and our time-tested standards, all loan decisions are based on a considered evaluation of a development project. This methodology has served us well, as we closely evaluate each lending opportunity, its sponsorship, and our assessment of market value. We continue to closely monitor all outstanding loans in our portfolio to assure continued performance. Our loan underwriting remains prudent and conservative, as we seek to protect investment capital from the cyclical impact of anticipated and unanticipated market fluctuations.

We still have much to accomplish in 2001. We will continue to refine internal operations and explore new market research tools. We will continue to dedicate our marketing efforts to attract new investment capital, and identify new borrowers. We will also continue to analyze strategies that further improve the Company's capital structure, and pursue yet another increase to our line of credit.

Our primary goal however, of underwriting and executing prudent investments in short-term construction mortgage loans to developers of quality for-sale, residential real estate, remains the same.

We have enclosed our Form 10-K that we filed on March 30, 2001 with the Securities and Exchange Commission, as well as the Notice of Meeting, Proxy Statement and Ballot for our meeting on May 31. We thank you for your continued support and trust in Primecore, and we invite you to call us at any time, and to attend our annual meeting.

Sincerely,



William E. Whitlow                                          Susan Fox
Chairman and Chief Executive Officer                        President